Exhibit 10.3

SERVICES AGREEMENT

This Agreement (this “Agreement”) is made and entered into by and between Trending Equities Corp. (the “Consultant”), and Ammo, Inc., located at 7681 East Gray Road Scottsdale, AZ 85260 (the “Company”; collectively the “Parties”) on October 16th, 2020.

W I T N E S S E T H:

WHEREAS, the Consultant, a Canadian corporation, located at 1932 Merlot Blvd, Abbotsford BC V4X 0A6, operates a strategic advisory, investor relations & public relations firm; and

WHEREAS, the Client is a publicly-held company trading under the stock ticker POWW; and

WHEREAS, the Client desires to utilize the services of the Consultant in connection with its business operations;

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth the parties hereto agree as follows:

1.	CONSULTANT DUTIES. The Consultant shall provide certain consulting services as outlined in a non-exclusive manner in Appendix A (the “Services”) in regard to assisting the Company in consummating its securities offering which is fully underwritten by Alexander Capital LP. In performance of these duties, the Consultant shall provide the Company with the benefits of its best judgment and efforts. It is understood and acknowledged by the Parties that the value of the Consultant’s Services is not measurable in any quantitative manner.

2.	TERM. Effective as of the date hereof (the “Effective Date”) the Company hereby engages the Consultant to provide to it the Services for three (3) months, commencing on October 14th, 2020 and terminating at the close of business on January 16th, 2020 (the “Term”). The Term shall automatically renew for successive ninety (90) day Term(s), subject to cancellation by either Party upon the provision of ninety (90) days advance written notice.

3.	FEES. As consideration for the Consulting Services to be rendered by the Consultant to the Client during the Term, the Client shall pay the following Fees (the “Fees”):

a.	Client shall pay to the Consultant cash compensation (the “Cash Fee”) of five thousand dollars ($5,000.00 USD) per month. The first payment is due upon signing of this Agreement and the other 2 payments are due on the 15th day of November and December 2020.
b.	An ancillary budget in the amount of two hundred seventy-five thousand dollars ($275,000 USD) due on signing to conduct the research and provides the services in Appendix.
c.	Client shall also pay to the Consultant stock compensation (the “Stock Fee”) of 75,000 shares of common stock, restricted under Rule 144. By way of example, the Stock Fee shall be deemed earned in full upon the completion of each month’s service and shall be issuable for as follows during the first Term: 25,000 shares of common stock issued on each of November 15th, December 15th, 2020 and January 15th 2021, and each successive renewed 90 day Term 75,000 shares of common stock shall be issued on the first day of the renewed term.

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d.	Wiring Instructions for Cash Fee are as follows:

Trending Equities Corp.

1932 Merlot Blvd, Abbotsford BC V4X 0A6

TD Canada Trust

For transfer in U.S. Dollars

Bank of America, New York

e.	The Shares are irrevocably earned as of the monthly delivery dates set forth above and any calculation of the statutory holding period for removal of restrictive legend under Rule 144 promulgated under the Securities Act of 1933, shall be measured from the date earned in full.
f.	Company agrees that it shall take no action to cause the Shares to become canceled, voided or revoked, or the issuance thereof to be voided or terminated.
g.	Company agrees to timely take all action(s) necessary to clear the Shares of restriction upon presentation of any Rule 144 application by Consultant or its broker, including, without limitation, authorizing the Company’s transfer agent to remove the restrictive legend, (ii) expediting the acquisition of a legal opinion from Company’s authorized counsel at Company’s expense, (iii) delivering any additional documentation that may be required by Consultant, its broker or the transfer agent in connection with the legend removal request, including Rule 144 company representation letters, resolutions of the Board of Directors evidencing proper issuance of the Shares, etc., and (iv) cooperating and communicating with Consultant, its broker and the transfer agent in order to clear the Shares of restriction as soon as possible.

4.	CLIENT DUTIES. The Client agrees to the following:

The Client will disclose to the Consultant any and all information the Client deems pertinent and necessary to the Consulting Services to be performed hereunder; and the information supplied by the Client to the Consultant will be from dependable and reliable sources and will be true and accurate in all material respects. Consultant agrees to retain all non-public information in a confidential and proprietary manner and protect said information in the same best efforts manner as it would protect its own confidential, proprietary and non-public information as set forth in more detail below in Section 6.

5.	INDEPENDENT CONTRACTOR. Consultant shall be an independent contractor in the performance of the Services. This Agreement shall not be interpreted as creating an association, joint venture or partnership relationship between the Parties or as imposing any employment or partnership obligation or liability upon any Party. The Company shall not, and shall not have any obligation to withhold or pay income tax, workers’ compensation, pension, deferred compensation, welfare, insurance and other employee benefits or taxes on behalf of the Consultant. Any and all sums subject to deductions, if any, required to be withheld and/or paid under any applicable state, federal or municipal laws or union or professional guild regulations shall be Consultant’s sole responsibility and Consultant shall defend, indemnify and hold Client harmless from any and all damages, claims and expenses arising out of or resulting from any claims asserted by any taxing authority as a result of or in connection with said payments.

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6.	CONFIDENTIALITY.

a.	Confidential Information. Each Party agrees to hold private and confidential all confidential information of the other Party and neither Party, without the prior written consent of the other, shall divulge, disseminate, communicate or otherwise disclose any confidential or proprietary information of the other Party except to the extent required by law, regulation or any judicial or regulatory authority. Confidential information includes, but is not limited to, any information not obtainable by the general public and which contains information which would be considered owned by the owner and proprietary in nature and which would be considered as a trade secret except so far as it already exists in the public domain. For the avoidance of doubt, the Parties hereto acknowledge and agree that only publicly available information shall be distributed or disseminated in connection with the provision of the Consulting Services hereunder and under no circumstance will any confidential information be distributed or disseminated in connection therewith.
i.	Consultant will not purchase or sell stock in the Company based on any Confidential Information learned about the Company during the Term of this Agreement and will not be acting in concert with any other person for the purpose of selling securities of the Company.
b.	Return of Confidential Information. Upon Client’s request, and in any event upon cancellation of this Agreement, Consultant shall return the original and any copies of the Confidential Information which it, or any of its employees or agents, is holding under its possession or control in tangible form, written or otherwise, to Client or shall certify in writing to Client that such Confidential Information has been destroyed and/or purged from its own system and files.
c.	Non-Disclosure. Except as may be required by law, the Client shall not disclose any Confidential Information to persons not involved in the operation of the Client without the express written consent of the Client.
d.	Proprietary Rights. The Parties stipulate that any information or work product provided by Consultant to Client, whether on paper, communicated electronically, orally, or in any other form, is “Confidential” and/or “Proprietary”, and have independent economic value, and, as such, shall constitute the “Confidential Property” of Client subject to the terms and limitations set forth in this Agreement.
e.	Non-Circumvention. Consultant shall not: (i) utilize any Confidential Information to circumvent or compete with the Client or to cause any detriment, harm or injury to the Client or the business of the Client; or (ii) utilize any and all information lawfully furnished or disclosed to Consultant by any party to circumvent or compete with the Client or to cause any detriment, harm or injury to the Client, to the business of the Client, or any affiliates of the Client. Further, Consultant shall not engage in any activity which shall cause any detriment, harm or injury to the Client, to the business of the Client, or to the reputation of the Client or to permit any circumvention of or competition with the Client or the business of the Client.
f.	Non-Disparagement. Consultant shall not, in any written or oral communications with any party or through any medium, whether tangible, electronic, or otherwise, criticize, ridicule or make any statement which, directly or indirectly, disparages, causes harm to, or is derogatory of the Client or its affiliates or any of their respective directors or senior officers. Consultant shall not express any negative opinions of the Client, the Client’s business or products, or any affiliates of the Client or their businesses or products. The provision shall be construed broadly and shall govern any statement, express or implied, made concerning the Client, the Client’s business and products, or affiliates of the Client.
g.	Non-Solicitation. During the Term of this Agreement and for twenty-four (24) months after any termination of this Agreement, the Parties will not, without prior written consent of the other Party, either directly or indirectly, on that Party’s behalf or in the service or on behalf of others, solicit or attempt to solicit, divert or hire away any person employed by the other Party currently or during the previous twelve (12) months, any third party or consultant engaged by the other Party, or any customer, supplier or channel partner of the other Party.

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7.	JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflict of laws principles. The Parties agree that any dispute arising out of or in relation to this contract shall be resolved by arbitration and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction. The arbitration shall be conducted in the English language in the city of Wilmington, DE. The arbitration shall be carried out using one of the following arbitration services: “JAMS, AAA, or NAM”, using one arbitrator. The party demanding arbitration shall have the choice of one the three arbitration services named herein.

8.	SEVERABILITY. If any paragraph, term or provision of this Agreement shall be held or determined to be unenforceable, the balance of this Agreement shall nevertheless continue in full force and effect unaffected by such holding or determination.

9.	HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

10.	NOTICES, PAYMENTS. Any payment, notice or other communication required by this Agreement (a) shall be in writing, (b) may be delivered personally, sent via electronic mail, or sent by reputable overnight courier with written verification of receipt or by registered or certified first class United States Mail, postage prepaid, return receipt requested, (c) shall be sent to the addresses listed above or to such other address as such party shall designate by written notice to the other party, and (d) shall be effective upon receipt.

11.	FURTHER ACTION. The Parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

12.	ASSIGNMENT. This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the Parties.

13.	COUNTERPARTS. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. In the event that the document is signed by one party and faxed (or e- mailed) to another the Parties agree that a faxed (or e-mailed) signature shall be binding upon the Parties to this Agreement as though the signature was an original.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

Trending Equities Corp.

By:	/s/ Mike Baron
Name:	Mike Baron
Title:	CEO

Ammo, Inc.

By:	/s/ Fred Wagenhals
Name:	Fred Wagenhals
Title:	CEO

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Appendix A

Description of Services

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SERVICES AGREEMENT

This Agreement (this “Agreement”) is made and entered into by and between Trending Equities Corp. (the “Consultant”), and Ammo, Inc., located at 7681 East Gray Road Scottsdale, AZ 85260 (the “Company”; collectively the “Parties”) on January 6th, 2021.

W I T N E S S E T H:

WHEREAS, the Consultant, a Canadian corporation, located at 1932 Merlot Blvd, Abbotsford BC V4X 0A6, operates a strategic advisory, investor relations & public relations firm; and

WHEREAS, the Client is a publicly-held company trading under the stock ticker POWW; and

WHEREAS, the Client desires to utilize the services of the Consultant in connection with its business operations;

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth the parties hereto agree as follows:

1.	CONSULTANT DUTIES. The Consultant shall provide to the Company certain consulting services (the “Services”) in the areas of marketing and advertising. In performance of these duties, the Consultant shall provide the Company with benefits of its best judgement and efforts. It is understood and acknowledged by the Parties that the value of the Consultant’s Services is not measurable in any quantitative manner.

2.	TERM. Effective as of the date hereof (the “Effective Date”) the Company hereby engages the Consultant to provide to it the Services for (1) month, commencing on January 6th, 2021 and terminating at the close of business on February 6th, 2021 (the “Term”).

3.	FEES. As consideration for the Consulting Services to be rendered by the Consultant to the Client during the Term, the Client shall pay the following Fees (the “Fees”):

a.	Client shall also pay to the Consultant stock compensation (the “Stock Fee”) of 250,000 shares of registered common stock. Upon signing the contract two hundred and fifty thousand (250,000) shares of common stock are due and earned.

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b.	Wiring Instructions for Cash Fee are as follows:

Trending Equities Corp.

1932 Merlot Blvd, Abbotsford BC V4X 0A6

TD Canada Trust

For transfer in U.S. Dollars

Bank of America, New York

c.	The 250,000 Shares constitute a commencement inventive and consideration now earned, due and owing to the Consultant for entering into this Agreement and allocating its resources to Company’s account for the Initial Term. Company acknowledges that Consultant must forego other opportunities to enter into this Agreement
d.	Company agrees that it shall take no action to cause the Shares to become canceled, voided or revoked, or the issuance thereof to be voided or terminated.
e.	Company agrees to timely take all action(s) necessary to clear the Shares of restriction upon presentation of any Rule 144 application by Consultant or its broker, including, without limitation, authorizing the Company’s transfer agent to remove the restrictive legend, (ii) expediting the acquisition of a legal opinion from Company’s authorized counsel at Company’s expense, (iii) delivering any additional documentation that may be required by Consultant, its broker or the transfer agent in connection with the legend removal request, including Rule 144 company representation letters, resolutions of the Board of Directors evidencing proper issuance of the Shares, etc., and (iv) cooperating and communicating with Consultant, its broker and the transfer agent in order to clear the Shares of restriction as soon as possible.

4.	CLIENT DUTIES. The Client agrees to the following:

The Client will disclose to the Consultant any and all information the Client deems pertinent and necessary to the Consulting Services to be performed hereunder; and the information supplied by the Client to the Consultant will be from dependable and reliable sources and will be true and accurate in all material respects.

5.	CONFIDENTIALITY.

a.	Confidential Information. Each Party agrees to hold private and confidential all confidential information of the other Party and neither Party, without the prior written consent of the other, shall divulge, disseminate, communicate or otherwise disclose any confidential or proprietary information of the other Party except to the extent required by law, regulation or any judicial or regulatory authority. Confidential information includes, but is not limited to, any information not obtainable by the general public and which contains information which would be considered owned by the owner and proprietary in nature and which would be considered as a trade secret except so far as it already exists in the public domain. For the avoidance of doubt, the Parties hereto acknowledge and agree that only publicly available information shall be distributed or disseminated in connection with the provision of the Consulting Services hereunder and under no circumstance will any confidential information be distributed or disseminated in connection therewith.

6.	NON-SOLICITATION. During the Term of this Agreement and for twenty-four (24) months after any termination of this Agreement, Client will not, without prior written consent of Consultant, either directly or indirectly, on Client’s behalf or in the service or on behalf of others, solicit or attempt to solicit, divert, or hire away any person employed by Consultant currently or during the previous twelve (12) months, any third party or Consultant, or any customer of Consultant.

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7.	JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflict of laws principles. The Parties agree that any dispute arising out of or in relation to this contract shall be resolved by arbitration and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction. The arbitration shall be conducted in the English language in the city of New York, New York. The arbitration shall be carried out using one of the following arbitration services: “JAMS, AAA, or NAM”, using one arbitrator. The party demanding arbitration shall have the choice of one the three arbitration services named herein.

8.	SEVERABILITY. If any paragraph, term or provision of this Agreement shall be held or determined to be unenforceable, the balance of this Agreement shall nevertheless continue in full force and effect unaffected by such holding or determination.

9.	HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

10.	NOTICES, PAYMENTS. Any payment, notice or other communication required by this Agreement (a) shall be in writing, (b) may be delivered personally, sent via electronic mail, or sent by reputable overnight courier with written verification of receipt or by registered or certified first class United States Mail, postage prepaid, return receipt requested, (c) shall be sent to the addresses listed above or to such other address as such party shall designate by written notice to the other party, and (d) shall be effective upon receipt.

11.	FURTHER ACTION. The Parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

12.	ASSIGNMENT. This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the Parties.

13.	COUNTERPARTS. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. In the event that the document is signed by one party and faxed (or e- mailed) to another the Parties agree that a faxed (or e-mailed) signature shall be binding upon the Parties to this Agreement as though the signature was an original.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

Trending Equities Corp.

By:	/s/ Mike Baron
Name:	Mike Baron
Title:	CEO

Ammo, Inc.

By:	/s/ Fred Wagenhals
Name:	Fred Wagenhals
Title:	CEO

10

SERVICES AGREEMENT

This Agreement (this “Agreement”) is made and entered into by and between Trending Equities Corp. (the “Consultant”), and Ammo, Inc., located at 7681 East Gray Road Scottsdale, AZ 85260 (the “Company”; collectively the “Parties”) on January 18th, 2021.

W I T N E S S E T H:

WHEREAS, the Consultant, a Canadian corporation, located at 1932 Merlot Blvd, Abbotsford BC V4X 0A6, operates a strategic advisory, investor relations & public relations firm; and

WHEREAS, the Client is a publicly-held company trading under the stock ticker POWW; and

WHEREAS, the Client desires to utilize the services of the Consultant in connection with its business operations;

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth the parties hereto agree as follows:

1.	CONSULTANT DUTIES. The Consultant shall provide to the Company certain consulting services (the “Services”) in the areas of marketing and advertising. In performance of these duties, the Consultant shall provide the Company with benefits of its best judgement and efforts. It is understood and acknowledged by the Parties that the value of the Consultant’s Services is not measurable in any quantitative manner.

2.	TERM. Effective as of the date hereof (the “Effective Date”) the Company hereby engages the Consultant to provide to it the Services for (1) month, commencing on February 6th, 2021 and terminating at the close of business on March 6th, 2021 (the “Term”).

3.	FEES. As consideration for the Consulting Services to be rendered by the Consultant to the Client during the Term, the Client shall pay the following Fees (the “Fees”):

a.	Client shall also pay to the Consultant stock compensation (the “Stock Fee”) of 250,000 shares of registered common stock. Upon signing the contract two hundred and fifty thousand (250,000) shares of common stock are due and earned.

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b.	Wiring Instructions for Cash Fee are as follows:

Trending Equities Corp.

1932 Merlot Blvd, Abbotsford BC V4X 0A6

TD Canada Trust

For transfer in U.S. Dollars

c.	The 250,000 Shares constitute a commencement inventive and consideration now earned, due and owing to the Consultant for entering into this Agreement and allocating its resources to Company’s account for the Initial Term. Company acknowledges that Consultant must forego other opportunities to enter into this Agreement
d.	Company agrees that it shall take no action to cause the Shares to become canceled, voided or revoked, or the issuance thereof to be voided or terminated.
e.	Company agrees to timely take all action(s) necessary to clear the Shares of restriction upon presentation of any Rule 144 application by Consultant or its broker, including, without limitation, authorizing the Company’s transfer agent to remove the restrictive legend, (ii) expediting the acquisition of a legal opinion from Company’s authorized counsel at Company’s expense, (iii) delivering any additional documentation that may be required by Consultant, its broker or the transfer agent in connection with the legend removal request, including Rule 144 company representation letters, resolutions of the Board of Directors evidencing proper issuance of the Shares, etc., and (iv) cooperating and communicating with Consultant, its broker and the transfer agent in order to clear the Shares of restriction as soon as possible.

4.	CLIENT DUTIES. The Client agrees to the following:

The Client will disclose to the Consultant any and all information the Client deems pertinent and necessary to the Consulting Services to be performed hereunder; and the information supplied by the Client to the Consultant will be from dependable and reliable sources and will be true and accurate in all material respects.

5.	CONFIDENTIALITY.

a.	Confidential Information. Each Party agrees to hold private and confidential all confidential information of the other Party and neither Party, without the prior written consent of the other, shall divulge, disseminate, communicate or otherwise disclose any confidential or proprietary information of the other Party except to the extent required by law, regulation or any judicial or regulatory authority. Confidential information includes, but is not limited to, any information not obtainable by the general public and which contains information which would be considered owned by the owner and proprietary in nature and which would be considered as a trade secret except so far as it already exists in the public domain. For the avoidance of doubt, the Parties hereto acknowledge and agree that only publicly available information shall be distributed or disseminated in connection with the provision of the Consulting Services hereunder and under no circumstance will any confidential information be distributed or disseminated in connection therewith.

6.	NON-SOLICITATION. During the Term of this Agreement and for twenty-four (24) months after any termination of this Agreement, Client will not, without prior written consent of Consultant, either directly or indirectly, on Client’s behalf or in the service or on behalf of others, solicit or attempt to solicit, divert, or hire away any person employed by Consultant currently or during the previous twelve (12) months, any third party or Consultant, or any customer of Consultant.

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7.	JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflict of laws principles. The Parties agree that any dispute arising out of or in relation to this contract shall be resolved by arbitration and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction. The arbitration shall be conducted in the English language in the city of New York, New York. The arbitration shall be carried out using one of the following arbitration services: “JAMS, AAA, or NAM”, using one arbitrator. The party demanding arbitration shall have the choice of one the three arbitration services named herein.

8.	SEVERABILITY. If any paragraph, term or provision of this Agreement shall be held or determined to be unenforceable, the balance of this Agreement shall nevertheless continue in full force and effect unaffected by such holding or determination.

9.	HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

10.	NOTICES, PAYMENTS. Any payment, notice or other communication required by this Agreement (a) shall be in writing, (b) may be delivered personally, sent via electronic mail, or sent by reputable overnight courier with written verification of receipt or by registered or certified first class United States Mail, postage prepaid, return receipt requested, (c) shall be sent to the addresses listed above or to such other address as such party shall designate by written notice to the other party, and (d) shall be effective upon receipt.

11.	FURTHER ACTION. The Parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

12.	ASSIGNMENT. This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the Parties.

13.	COUNTERPARTS. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. In the event that the document is signed by one party and faxed (or e- mailed) to another the Parties agree that a faxed (or e-mailed) signature shall be binding upon the Parties to this Agreement as though the signature was an original.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

Trending Equities Corp.

By:	/s/ Mike Baron
Name:	Mike Baron
Title:	CEO

Ammo, Inc.

By:	/s/ Fred Wagenhals
Name:	Fred Wagenhals
Title:	CEO

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